Exhibit 10.3

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of October 18, 2006 and entered into by and among ASCENDIANT CAPITAL GROUP, LLC, a Nevada limited liability company (“Secured Party”) and ZYNEX MEDICAL HOLDINGS, INC., a Nevada corporation (“Grantor”).

PRELIMINARY STATEMENTS

A. Grantor has issued to Secured Party a promissory note dated as of October 18, 2006 (said promissory note, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Note”) Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in the Note.

B. It is a condition precedent to the making of the loan by Secured Party the repayment of which is evidenced by the Note that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in order to induce Secured Party to make the loan the repayment of which is evidenced by the Note, Grantor hereby agrees with Secured Party as follows:

SECTION 1. Grant of Security.

Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor’s right, title and interest in and to all of the personal property of Grantor including the following, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper;

(c) all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d) all Documents;

(e) all General Intangibles (including patents, trademarks, service marks, copyrights, and other intellectual property), Payment Intangibles and Software;

(f) all Goods, including Inventory, Equipment and Fixtures;

(g) all Instruments;

(h) all Investment Property;

(i) all Letter-of-Credit Rights and other Supporting Obligations;

(j) all Records;

(k) all Commercial Tort Claims; and

(l) all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC, it being the intention of Grantor that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

SECTION 2. Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of Grantor. “Secured Obligations” means all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Note, together with all extensions or renewals thereof, whether for principal, interest, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantor now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations, whether or not a claim is allowed against Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3. Representations and Warranties.

Grantor represents and warrants as follows:

(a) Jurisdiction of Organization. Grantor’s name as it appears in official filings in the state of its organization is “Zynex Medical Holdings, Inc.” Grantor is a corporation organized under the laws of the state of Nevada.

(b) Names. Grantor (and any predecessor by merger or otherwise of Grantor) has not, within the five year period preceding the date hereof, had a different name from the name of Grantor listed on the signature pages hereof, except as set forth on Schedule 1 hereto.

(c) Due Authorization, etc. Grantor is duly formed, validly existing and in good standing under the law of its jurisdiction of organization and has full entity power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary entity action. This Agreement constitutes a legally valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(d) No Conflict. The execution, delivery and performance of this Agreement by Grantor will not violate the organizational documents of Grantor, any provision of law applicable to Grantor or any order, judgment or decree of any court or other governmental agency binding on Grantor.

(e) Security Interests. The security interests in the Collateral granted hereunder constitute valid security interests in the Collateral, securing payment of the Secured Obligations. Secured Party understands and agrees that the security interests in the Collateral granted herein are junior in priority to the security interests granted by Grantor to Silicon Valley Bank.

SECTION 4. Further Assurances.

Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (a) (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (ii) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of Deposit Accounts and Investment Property of Grantor, (iii) deliver to Secured Party all certificates or Instruments representing or evidencing Investment Property, accompanied by duly executed endorsements or instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party and (iv) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; (c) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party; (d) at Secured Party’s request, appear in and defend any action or proceeding that may affect Grantor’s title to or Secured Party’s security interest in all or any part of the Collateral; and (e) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral. Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of Grantor).

SECTION 5. Certain Covenants of Grantor.

Grantor shall:

(a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b) give Secured Party at least 30 days’ prior written notice of any change in Grantor’s name, identity or corporate structure or any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of Grantor;

(c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment; and

(d) permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from Records of the Collateral, and Grantor agrees to render to Secured Party, at Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

SECTION 6. Special Covenants with respect to Accounts.

Except as otherwise provided in this section, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts.

SECTION 7. Secured Party Appointed Attorney-in-Fact.

Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) upon the occurrence and during the continuance of an Event of Acceleration, to obtain and adjust insurance required to be maintained by Grantor;

(b) upon the occurrence and during the continuance of an Event of Acceleration, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of an Event of Acceleration, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d) upon the occurrence and during the continuance of an Event of Acceleration, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

(e) to pay or discharge liens (other than liens permitted under this Agreement or the Note) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand;

(f) upon the occurrence and during the continuance of an Event of Acceleration, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g) upon the occurrence and during the continuance of an Event of Acceleration, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantor’s expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

SECTION 8. Secured Party May Perform; Standard of Care.

If Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 11(b) hereof. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 9. Remedies.

If any Event of Acceleration shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account and provide instructions directing the disposition of funds in Deposit Accounts and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Collateral constituting Investment Property. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Grantor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

SECTION 10. Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

SECOND: To the payment of all other Secured Obligations; and

THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 11. Indemnity and Expenses.

(a) Grantor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(b) Grantor agrees to pay to Secured Party upon demand the amount of any and all reasonably incurred costs and expenses, including the reasonable fees and expenses of counsel and of any experts and agents, that Secured Party may incur in connection with the custody or preservation of the Collateral, the exercise of rights or remedies hereunder or the failure by Grantor to perform or observe any of the provisions hereof.

(c) The obligations of Grantor in this Section 11 shall survive the termination of this Agreement and the discharge of Grantor’s other obligations under this Agreement and the Note.

SECTION 12. Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 13. Notices.

Any notice or other communication herein required or permitted to be given shall be in writing (including facsimile communication) and mailed, faxed or delivered to Grantor or to Secured Party, as applicable, at the address of such party set forth under such party’s name on the signature pages hereof, or to such other address as shall be designated by such party in a written notice delivered to the other party hereto. All such notices and communications shall, when mailed, faxed or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier, as the case may be, or sent by fax. Electronic mail may be used to distribute routine communications; provided that no signature with respect to any notice, request, agreement, waiver amendment, or other documents may be sent by electronic mail.

SECTION 14. Failure or Indulgence Not Waiver; Remedies Cumulative; Severability.

(a) No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 15. Continuing Security Interest; Transfer of Loans; Termination and  Release.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Grantor and its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), if Secured Party assigns or otherwise transfers the Note (but only to the extent permitted under the Note) held by it to any other Person, such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise.

(b) Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

SECTION 16. Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 17. Governing Law; Rules of Construction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 18. Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA.

SECTION 19. Waiver of Jury Trial.

GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

SECTION 20. Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 21. Definitions.

(a) Each capitalized term utilized in this Agreement that is not defined in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b) In addition, the following terms used in this Agreement shall have the following meanings:

“Collateral” has the meaning set forth in Section 1 hereof.

“Event of Acceleration” means any Event of Acceleration as defined in the Note.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of California.

SECTION 22. Subordination Agreement.

Notwithstanding any other provision of this Agreement, the rights of the Secured party hereunder are subject to the provisions of that certain Subordination Agreement dated October 17, 2006 by and between Silicon Valley Bank and Secured Party.

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IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ZYNEX MEDICAL HOLDINGS, INC.,
as Grantor

By:	/s/ Thomas Sandgaard
Name: Thomas Sandgaard
Title: President and CEO

Notice Address:

_________________________________________
_________________________________________
_________________________________________

ASCENDIANT CAPITAL GROUP, LLC,

as Secured Party

By:	/s/ Bradley J. Wilhite
Name: Bradley J. Wilhite
Title: Managing Director

Notice Address:

_________________________________________
_________________________________________
_________________________________________

SCHEDULE 1

LIST OF OTHER NAMES

Zynex Medical Holdings, Inc. (for purposes of this Schedule, “Holdings”)

Zynex Medical, Inc. (for purposes of this Schedule, “Sub”), is a wholly owned subsidiary of Holdings. Sub was incorporated in 1998 as Stroke Recovery Systems, Inc. ("SRSI"). On October 1, 2003, SRSI acquired by merger the assets and liabilities of Dan Med, Inc. ("DMI").

Holdings was initially organized on December 26, 1991 as a Delaware corporation under the name of Life Medical Technologies, Inc., and, between 1995 and 2003, changed its corporate name (and business) to iBonzai.com, Inc,, to China Global Development, Inc., to Arizona Ventures, Inc., and to Fox River Holdings, Inc.

On February 11, 2004, Holdings acquired 100% of the common stock of Sub.